SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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BRIDGES INVESTMENT FUND, INC.
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 31, 2022

Dear Shareholder:

Please take note that a special meeting of shareholders of the Bridges Investment Fund, Inc. (“Target Fund”), will be held on December 7, 2022, at the Target Fund offices, 13333 California Street, Suite 500, Omaha, Nebraska 68154, at 11:00 a.m., Central time (the “Meeting”).

The purpose of the Meeting is to ask shareholders of the Target Fund to approve a change in operations and business form from a standalone structure (organized as a Nebraska corporation) to a multiple series trust (organized as a Massachusetts business trust). If the Reorganization (as described below) is completed, the Target Fund would become a series of an open-end investment management company, which operates as a multiple series trust comprised of the Acquiring Fund (as defined below) and other unaffiliated funds. The purpose of the proposal is to seek to achieve greater economies of scale for the Target Fund due to the larger assets of the multiple series trust platform and to obtain greater access to the resources offered by the multiple series trust platform including experienced professionals that will provide operational, legal and compliance services as well as systems and infrastructure to address regulatory changes and increasing industry complexity. Shareholders will be asked to consider the following proposals:

1.To approve the proposed Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all of the assets of the Target Fund, a Nebraska corporation, by Bridges Investment Fund (the “Acquiring Fund”), a newly organized series of Professionally Managed Portfolios, a Massachusetts business trust (“PMP”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund (together (a) and (b) are referred to “Reorganization”); and

2.To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If you are a shareholder of record of the Target Fund as of the close of business on October 19, 2022, you will have the opportunity to vote on the Reorganization Proposal. If shareholders approve the Reorganization of the Target Fund, the Target Fund would be reorganized into a series of PMP, an investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The proposed reorganization of the Target Fund will not result in a change in the current investment adviser to the Target Fund, Bridges Investment Management, Inc., or any change to the Target Fund’s investment objectives, strategies or investment policies, nor any changes to the advisory fee.

We believe the Proposal is in the best interest of the shareholders of the Target Fund. The Board of Directors of the Target Fund has unanimously recommended that shareholders of the Target Fund vote “FOR” the Reorganization Proposal.

We strongly encourage your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self‑addressed, postage‑paid envelope has been enclosed for your convenience. Alternatively, you may vote by telephone or via the internet following the instructions on the proxy card. It is very important that you vote and that your voting instructions be received no later than 11:00 a.m., Central time on December 7, 2022.

If you have any questions after considering the enclosed materials, please feel free to contact Nancy Dodge, Secretary and Treasurer of the Target Fund, at (402) 397-4700, Monday through Friday 9 a.m. to 5 p.m. Central time.

Sincerely,

/s/ Edson L. Bridges III
Edson L. Bridges III
President and Chief Executive and Investment Officer

BRIDGES INVESTMENT FUND, INC.
____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 7, 2022
____________

October 31, 2022

Dear Shareholders:

The Board of Directors of Bridges Investment Fund, Inc., an open-end investment company organized as a Nebraska corporation, will hold a special meeting of the shareholders of Bridges Investment Fund, Inc. (the “Target Fund”), to be held at the offices of the Target Fund offices, 13333 California Street, Suite 500, Omaha, Nebraska 68154, on December 7, 2022 at 11:00 a.m., Central time (the “Meeting”) for the following purposes:

1.To approve the proposed Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all of the assets of the Target Fund, a Nebraska corporation, by Bridges Investment Fund (the “Acquiring Fund”), a newly organized series of Professionally Managed Portfolios, a Massachusetts business trust (“PMP”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund (together (a) and (b) are referred to “Reorganization”); and

2.To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Target Fund at the close of business on October 19, 2022.

Whether or not you plan to attend the Meeting in person, please vote your shares. In order for your shares to be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the continental United States; and
•allow sufficient time for the proxy card to be received by 11:00 a.m., Central time, on December 7, 2022. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote by either telephone or via the internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Proxy Statement and have your proxy card on hand	(1) Read the Proxy Statement and have your proxy card on hand
(2) Call the toll‑free number that appears on your proxy card	(2) Go to the website that appears on your proxy card
(3) Enter the control number set forth on the proxy card and follow the simple instructions	(3) Enter the control number set forth on the proxy card and follow the simple instructions

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER
TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors,

/s/ Nancy K. Dodge
Nancy K. Dodge
Secretary, Bridges Investment Fund, Inc.
Notice of Special Meeting

BRIDGES INVESTMENT FUND, INC.

QUESTIONS AND ANSWERS

While we encourage you to read all of the enclosed proxy statement, the following is a brief overview of the proposal you are being asked to consider. This overview contains limited information and should be read in conjunction with the proxy statement.

Question 1:    When will the special meeting of shareholders be held and who is eligible to vote?

Answer:    The special meeting of shareholders will be held on December 7, 2022, at the Target Fund offices, 13333 California Street, Suite 500, Omaha, Nebraska 68154, at 11:00 a.m., Central time (the “Meeting”). The record date for the Meeting is the close of business on October 19, 2022 (the “Record Date”). Only shareholders who own shares of Bridges Investment Fund, Inc. (“Target Fund”), a Nebraska corporation, on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one vote per share, with fractional shares voting proportionately.

Question 2:    What are the Proposals to be voted on at the Meeting?

Answer:    As a shareholder of the Target Fund, you are being asked to vote on a reorganization involving the Target Fund into a series of Professionally Managed Portfolios (“PMP”) (“Acquiring Fund”). Bridges Investment Management, Inc. (the “Adviser”) serves as the investment adviser to the Target Fund and will serve as the investment adviser to the Acquiring Fund. As proposed, the Target Fund would reorganize into the Acquiring Fund as set forth in the table below:

Target Fund		Acquiring Fund
Bridges Investment Fund, Inc.	à	Bridges Investment Fund

The Target Fund is requesting shareholder approval of an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Target Fund, a Nebraska corporation, by the Acquiring Fund, a newly organized series of PMP, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination and dissolution of the Target Fund (together (a) and (b) are referred to as the “Reorganization”).

Under the Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for a number of shares of the Acquiring Fund shares having an aggregate net asset value equal to the value of the Target Fund’s net assets being acquired, followed by a distribution of those shares to Target Fund shareholders. Shortly thereafter, the Target Fund will be completely liquidated. Bridges Investment Fund, Inc. and PMP are a Nebraska corporation and Massachusetts business trust, respectively, and each an open-end investment company registered with the U.S. Securities and Exchange Commission (the “SEC”).

If the Reorganization is approved and implemented, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund’s investment objectives and principal investment strategies are identical to those of the Target Fund. In addition, the Adviser, which serves as the current investment adviser to the Target Fund, will continue to serve as the investment adviser to the Acquiring Fund with the same portfolio management team, and there will be no changes to the Fund’s advisory fee. If approved, the Reorganization is expected to take effect on or about December 30, 2022, although the date may be changed by the parties in accordance with the Agreement and Plan of Reorganization.

Q & A                                1

Question 3:    Why is the Reorganization being proposed?

Answer:    The Adviser proposed the Reorganization because it believes that the Target Fund will benefit from being part of a multiple series trust platform. The benefits of the multiple series trust platform include (a) the potential for economies of scale and lower expenses over time due to the larger asset size of the multiple series trust platform and the ability for certain fixed costs to be allocated across a larger asset base; and (b) greater access to professionals and other resources of the platform including resources to navigate increasing industry complexity and regulatory changes. These benefits will allow the Adviser and its management team to focus on investment-related services.

Question 4:    Will the investment objectives, principal investment strategies and principal risks of the Target Fund change as a result of the Reorganization?

Answer:    No. There will be no changes to the investment objectives, principal investment strategies, principal risks or portfolio of the Target Fund as a result of the Reorganization. The Adviser and portfolio management team will remain the same.

Question 5:    Will the advisory fee and net expenses of the Target Fund change as a result of the Reorganization?

Answer:    There are no changes to the advisory fee of the Target Fund as a result of the Reorganization. It is anticipated that the Acquiring Fund will have a lower net expense ratio than the Target Fund.

Furthermore, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Acquiring Fund expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses (“AFFE”), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) in order to limit Net Annual Fund Operating Expenses to 1.05% of average daily net assets of the Acquiring Fund (the “Expense Cap”). The Acquiring Fund’s net operating expenses may be higher to the extent that the Acquiring Fund incurs expenses that are not covered in the fees and expenses table. Currently, the Adviser has agreed to waive its fee and/or reimburse operating expenses to the extent that total Target Fund expenses (exclusive of stamp and other taxes but including fees paid to the Adviser) exceed 1.50% of average net assets each year for the Target Fund.

The Expense Cap will remain in effect for at least two years from the consummation of the Reorganization and may be automatically renewed for one-year successive terms and may be terminated, after expiration of the initial term, only by the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made for up to 36 months from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Question 6:    What operational changes will result from the Reorganization?

Answer:    The Reorganization will result in a change to the Fund’s operational platform. Following the completion of the Reorganization, you will own shares of the Acquiring Fund. The Acquiring Fund is a series of PMP, which is a separate entity overseen by different officers and trustees than Bridges Investment Fund, Inc. Please see Exhibit B of the accompanying Proxy Statement for more information about the officers and trustees of PMP. The policies and procedures of PMP will apply following the Reorganization; however, no material changes in valuation policies or shareholder servicing policies are expected following the Reorganization. The Adviser, distributor, custodian, transfer agent, independent registered public accounting firm and fund administrator of the Acquiring Fund will not change as a result of the Reorganization as set forth in the table below. Bridges Investment Fund, Inc. is organized as a Nebraska corporation, and PMP is organized as a Massachusetts business trust. However, there are no material differences in shareholder rights in the governing documents of each of Bridges Investment Fund, Inc. and PMP, except that Shareholders will not have any cumulative voting rights in the election of the directors (i.e.,  Trustees) after the Reorganization.
Q & A                                2

	Target Fund	Acquiring Fund
Adviser	Bridges Investment Management, Inc.	Bridges Investment Management, Inc.
Administrator	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Fund Accountant	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Quasar Distributors, LLC	Quasar Distributors, LLC
Auditor	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Baird Holm LLP	Sullivan & Worcester LLP
Independent Legal Counsel to the Independent Directors/Trustees	Husch Blackwell LLP	Sullivan & Worcester LLP

Question 7:    How does the Board of Directors of Bridges Investment Fund, Inc. (the “Bridges Board”) recommend that I vote on each proposal?

Answer:    The Bridges Board, including all of the directors who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, unanimously recommends that you vote “FOR” each proposal.

Question 8:    If approved, when will the Reorganization happen?

Answer:        If Proposal 1 is approved, the Reorganization will close on or about December 30, 2022.

Question 9:    Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?

Answer:    No. The full value of each share (both full and fractional) of the Target Fund will be exchanged for shares of the Acquiring Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Question 10:    Will I have to pay any federal income taxes as a result of the Reorganization?

Answer:    The Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify. If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Target Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a shareholder of the Target Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Question 11:    Who will pay the expenses relating to the Reorganization?

Answer:    The Adviser will bear all of the costs of the Reorganization allocated to the Target Fund and the Acquiring Fund. The fees and expenses related to the Reorganization include, but are not limited to, legal fees, auditor fees, proxy printing and mailing costs, and proxy solicitation costs. The total costs of the Reorganization is estimated to be $153,000.

Question 12:    How do I vote my shares?

Answer:    You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. Alternatively, you may vote your proxy via the telephone or the Internet using the information provided on your proxy card. Please take advantage of these voting options. You may also vote in person at the Meeting. If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet. If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of Proposal 1, as applicable. If any other business comes before the Meeting, your shares will be voted in the discretion of the persons named as proxies.
Q & A                                3

Question 13:    What will happen if Proposal 1 is not approved?

Answer:    If Proposal 1 is not approved, Bridges Investment Fund, Inc. will consider additional actions with respect to the Target Fund, including, but not limited to, further solicitations of shareholders of the Target Fund or continuing to operate the Target Fund under the current corporation.
Question 14:    What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?

Answer:    If a quorum is not obtained by the scheduled Meeting date, the Meeting will be adjourned to allow more time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed materials to avoid additional delay associated with additional proxy solicitation efforts. The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.

Question 15:    Whom do I call if I have questions after reading these materials?

Answer:    If you have any questions after considering the enclosed materials, please feel free to contact Nancy Dodge, Secretary and Treasurer of the Target Fund, at (402) 397-4700, Monday through Friday 9 a.m. to 5 p.m. Central time.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.
BRIDGES INVESTMENT FUND, INC.
Q & A                                4

Proxy Statement
Special Meeting of Shareholders
to be held on December 7, 2022

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of Bridges Investment Fund, Inc. (the “Target Fund”) to be voted at a Special Meeting of Shareholders to be held on December 7, 2022, at the Target Fund offices, 13333 California Street, Suite 500, Omaha, Nebraska 68154, at 11:00 a.m., Central time (the “Meeting”), for the purposes set forth below and described in greater detail in this Proxy Statement.

The following Proposals will be considered and acted upon at the Meeting:

1.To approve the proposed Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all of the assets of the Target Fund, a Nebraska corporation, by Bridges Investment Fund (the “Acquiring Fund”), a newly organized series of Professionally Managed Portfolios, a Massachusetts business trust (“PMP”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund (together (a) and (b) are referred to “Reorganization”); and

2.To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the Target Fund at the close of business on October 19, 2022 (the “Record Date”). Each shareholder is entitled to one vote for each share owned on the Record Date and proportionate fractional vote for any fraction of a share owned.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit a subsequently dated proxy, (2) deliver a written notice of revocation or (3) otherwise give notice of revocation in the open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

If the shareholders do not approve the Reorganization or other closing conditions are not satisfied or waived, the Board of Directors of Bridges Investment Fund, Inc. will consider additional actions with respect to the Target Fund, including, but not limited to, additional solicitation of shareholders of the Target Fund or continuing to operate the Target Fund under the current corporation.

The Bridges Board knows of no other business that will be presented for consideration. If any other matters are properly presented, the persons named as proxies in the enclosed proxy will vote the proxies in accordance with their judgment on such matters.

The date of the first mailing of the proxy statement will be on or about November 3, 2022. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, those present in person or by proxy may, by majority vote, approve one or more adjournments of the Meeting to permit further solicitation of proxies.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the internet, the shareholder may still submit the proxy form included with this Proxy Statement by mail or attend the Meeting in person.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on December 7, 2022

This proxy statement is available by contacting the Target Fund (toll-free) at 866-934-4700. To obtain directions to attend the Meeting, please call the Target Fund (toll-free) at 866-934-4700. For a free copy of the Target Fund’s latest annual and/or semi-annual report, call (toll-free) 866-934-4700 or visit the Target Fund’s website at www.bridgesfund.com or write to:

Bridges Investment Fund, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Proxy Statement                            1

The Target Fund’s Prospectus dated April 30, 2022, as may be supplemented to date, Statement of Additional Information dated April 30, 2022, as may be supplemented to date, Annual Report dated December 31, 2021 and Semi-Annual Report dated June 30, 2022 were filed with the U.S. Securities and Exchange Commission (the “SEC”). The Acquiring Fund will adopt the performance and accounting history and financial statements of the Target Fund. Representatives of the Acquiring Fund have advised that the information to be included in the sections of the Acquiring Fund’s prospectus and statement of additional information regarding the pricing of fund shares, frequent purchases and redemptions of Fund shares, tax consequences and taxation of the Fund, portfolio turnover, disclosure of portfolio holdings, proxy voting policies, investment advisory and other services, portfolio managers, and brokerage allocation and other practices will not be materially different from the information included in the Target Fund’s prospectus and statement of additional information.

The Acquiring Fund is a newly organized series of PMP and currently has no assets or liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and the liabilities of the Target Fund and will not commence operations until the date of the Reorganization.

Copies of this Proxy Statement, and any of the foregoing documents relating to the Target Fund are available upon request and without charge by calling the Target Fund at 866-934-4700, visiting www.bridgesfund.com or writing to the Target Fund at Bridges Investment Fund, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The foregoing documents and other information filed by Bridges Investment Fund, Inc. and PMP are also available on the EDGAR database on the SEC’s Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by sending an e-mail to publicinfo@sec.gov.

Proxy Statement                            2

PROPOSAL: SUMMARY OF THE REORGANIZATION

Bridges Investment Management, Inc. (the “Adviser”), the investment adviser to the Target Fund and Acquiring Fund, recommended the Reorganization to the Board of Directors for Bridges Investment Fund, Inc. (“Bridges Board”). The purpose of the Meeting is to ask shareholders of the Target Fund to approve a change in operations and business form from a standalone structure (organized as a Nebraska corporation) to a multiple series trust (organized as a Massachusetts business trust). If the Reorganization (as described below) is completed, the Target Fund would become a series of an open-end investment management company, which operates as a multiple series trust comprised of the Acquiring Fund (as defined below) and other unaffiliated funds. The Adviser recommended the Reorganization because it believes that the Target Fund will benefit from a multiple series trust platform. The benefits of the multiple series trust platform include (a) the potential for economies of scale and lower expenses over time due to the larger asset size of the multiple series trust platform and the ability for certain fixed costs to be allocated across a larger asset base; and (b) greater access to professionals and other resources of the platform including resources to navigate increasing industry complexity and regulatory changes. These benefits will allow the Adviser and its management team to focus on investment-related services.

The Bridges Board has approved the Reorganization, as has the Board of Trustees of PMP (the “PMP Board”). If approved by shareholders of the Target Fund, the Reorganization is expected to close during the fourth quarter of 2022.

This Proxy Statement is being used by the Target Fund to solicit proxies to vote at the Meeting. Shareholders of the Target Fund are being asked to consider the proposal to approve the Agreement providing for the Reorganization relating to the Target Fund.

The following is a summary of the Reorganization proposal. More complete information appears later in this Proxy Statement. You should carefully read the entire Proxy Statement because it contains details that are not included in this summary.

How The Reorganization Will Work. The following provides an overview of how the Reorganization will work:

•Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (the “Acquiring Fund Shares”) and the Acquiring Fund’s assumption of all of the liabilities and obligations of the Target Fund on the Closing Date (as defined below). Immediately thereafter, the Target Fund will liquidate and distribute pro rata to shareholders of record of its shares the Acquiring Fund Shares received by the Target Fund.
•The Acquiring Fund will issue and deliver to the Target Fund, in exchange for the assets attributable to the Target Fund, Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Target Fund assets being acquired in the Reorganization, in each case determined as set forth in the Agreement.
•Under the Agreement, at the Closing, the net asset value of your Target Fund shares will be determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date pursuant to the Acquiring Fund’s valuation procedures provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund. The Target Fund valuation procedures are generally consistent with the Acquiring Fund valuation procedures and any difference in the value of the Target Fund shares is expected to be immaterial. The per share net asset value of Target Fund shares, as so determined, will be used to calculate the number of Acquiring Fund shares issued to each shareholder in the Reorganization. The aggregate net asset value of your Target Fund shares, as so determined, will equal the aggregate net asset value of the Acquiring Fund shares received in the Reorganization.
•The Adviser will bear all of the costs of the Reorganization.
•The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who exchange their Target Fund shares for Acquiring Fund Shares in the Reorganization will not recognize gain or loss as a direct result of the Reorganization and the Acquiring Fund will recognize no gain or loss as a direct result of the Reorganization.
•After the Reorganization is completed, Target Fund shareholders will be shareholders of the Acquiring Fund, and the Target Fund will be dissolved and terminated.
•The Target Fund will be the performance and accounting survivor of the Reorganization.
U.S. Federal Income Tax Consequences of the Reorganization. The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund involved in such Reorganization receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes. Receipt of the opinion from tax counsel is a non-waivable condition of the Reorganization. Subject to the limited exceptions described under the section caption “Federal Income Tax Consequences” in this proxy statement, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. At any time prior to the Reorganization, a shareholder may redeem shares of the Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in the Acquiring Fund Shares received is expected to carry over from the shareholder’s Target Fund shares, and a Target Fund shareholder’s holding period in the Acquiring Fund Shares is expected to include the shareholder’s holding period in the Target Fund shares.

REORGANIZATION OF THE BRIDGES INVESTMENT FUND, INC.

Comparison of Fees and Expenses
The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Fund are based on operating expenses of the Target Fund for the 12-month period ended June 30, 2022. Expenses for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

	Target Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.22%	0.18%
Total Annual Fund Operating Expenses	0.72%	0.68%

(1)    Other Expenses are based on estimated amounts for the current fiscal year for the Acquiring Fund.

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund after giving effect to the Reorganization. The expenses used in the Example for the Target Fund are based on operating expenses of the Target Fund for the 12-month period ended June 30, 2022. The expenses used in the Example for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The Example assumes that you invest $10,000 in the Fund and then hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$74	$230	$401	$894
Acquiring Fund (Pro Forma)	$69	$218	$379	$847

Fund Performance
The following performance information indicates some of the risks of investing in the Fund. The Acquiring Fund will not commence operations until after the closing of the Reorganization. The Target Fund will be the accounting and performance survivor of the Reorganization.

The bar charts show the Target Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Fund’s average annual returns for the 1-year, 5-year and 10-year periods compared with a broad measure of market performance. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Fund will perform in the future. The Acquiring Fund has no performance history, since it will commence operations after the Reorganization is consummated. The Acquiring Fund will adopt the financial statements and the performance history of the Target Fund. Updated performance information is also available on the Target Fund’s website at www.bridgesfund.com or by calling toll-free 866-934-4700. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future.

Target Fund’s Calendar Year Returns as of December 31

During the period shown on the bar chart, the Target Fund’s best and worst quarters are shown below:

Highest Quarter	2nd Quarter, 2020	26.30%
Lowest Quarter	1st Quarter, 2020	-18.77%
The Fund’s calendar year-to-date return as of September 30, 2022 was -31.02%.

Target Fund’s Average Annual Total Returns (for the periods ended December 31, 2021)
	1 year	5 years	10 years
Return Before Taxes	25.93%	19.82%	15.99%
Return After Taxes on Distributions	23.94%	18.71%	15.13%
Return After Taxes on Distributions and Sale of Fund Shares	16.66%	15.95%	13.33%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Investment Objectives, Principal Investment Strategies and Risks, and Restrictions
The investment objectives, principal investment strategies and risks of the Target Fund and the Acquiring Fund are identical. The investment restrictions of the Target Fund and the Acquiring Fund are identical. The Acquiring Fund is newly organized and will commence operation upon consummation of the Reorganization. The investment objectives, principal investment strategies and risks are discussed in more detail below. For additional information about the investment restrictions of the Target Fund and the Acquiring Fund, see the section entitled “Investment Restrictions of the Target Fund and Acquiring Fund,” below. (For purposes of comparison, hereinafter the Target Fund and the Acquiring Fund may each be referred to as the “Fund,” and together as the “Funds.”)

Comparison of Investment Objectives
The investment objective of each Fund is long-term capital appreciation, with a secondary objective of generation of a modest amount of current income. The investment objectives of each Fund are not fundamental and may be changed without shareholder approval upon prior written notice to shareholders.

Comparison of Principal Investment Strategies and Investment Process

Target Fund	Acquiring Fund
The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks, which Fund management believes offers the potential for increased earnings and dividends over time. Normally, such equity securities will represent 60% or more of the Fund’s net assets. However, the overall asset allocation is set by Fund management’s determination of the most attractive risk adjusted return opportunities available in both equity and fixed income securities.	Same as Target Fund.

The equity investment approach of the Adviser emphasizes owning companies in the Fund which it believes offer the best potential for above-average, long-term capital appreciation. The Adviser’s equity investment process focuses on identifying companies which have accelerating revenues, earnings growth, strong dividend growth potential, free cash flow growth, expanding margins and strong balance sheets. Market capitalization or company size is a result of this investment approach rather than an active investment consideration. Historically, the Fund has primarily owned securities in larger companies, although at any time, the Fund may own securities in small, medium, or large size companies. The Fund may also invest in common stocks which the Adviser believes may be cyclically depressed or undervalued, and therefore, may offer potential for capital appreciation.
Same as Target Fund.

Omitted.
The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of June 30, 2022, 25.6% of the Fund’s net assets were invested in securities of issuers within the information technology sector.

In pursuing these principal investment objectives, the Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges, and up to 20% of its total assets in American Depositary Receipts (“ADRs”) traded on U.S. exchanges or in the U.S. over-the-counter market.	Same as Target Fund.

In addition, to generate current income, as part of its principal strategy the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Historically, such fixed income securities have not constituted more than 40% of the market value of the Fund’s portfolio. Two considerations drive the Adviser’s maturity strategy with respect to fixed income securities. First, the Adviser will generally manage the weighted average life of the Fund’s fixed income portfolio given its perception of where value lies at any point in time on the yield curve. Second, the Adviser will manage the weighted average life of the Fund’s fixed income portfolio based on its intermediate to longer-term outlook for interest rates at any point in time.	Same as Target Fund.

Target Fund	Acquiring Fund

The allocation of Fund investments among common stocks and other equity securities and bonds and other debt securities (including U.S. Treasury securities) is based on the Adviser’s judgments about the potential returns and risks of each class. The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest levels and trends, and fundamental factors (such as price/earnings ratios or growth rates) of individual companies in which the Fund invests.	Same as Target Fund.

Comparison of Investment Risks
The principal risks of investing in the Target Fund and the Acquiring Fund are substantially similar, but worded differently. The principal risks are discussed below. Each risk summarized below is considered a “principal risk” of investing in the Fund. The main risks of investing in each Fund are as follows:

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations which may result in volatile increases and decreases in value. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
Large-Cap Investment Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.
Mid-Cap and Small-Cap Investment Risk. Securities of mid-cap and small-cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations.
Sector Emphasis Risk. From time to time, the Fund may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business, or other developments affecting a specific sector that the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
•Information Technology Sector Risk: The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.
The remaining risks are also considered “principal risks” of investing in the Fund, regardless of the order in which they appear.
Asset allocation Risk: The risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds, and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.
Debt Securities Risks:
•Credit Risk: The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in a security’s credit rating may affect a security’s value. In addition, investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities (high yield/junk bonds) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.
•Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration.

The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as interest-only securities and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
Foreign Securities and ADR Risk. Investing in foreign securities and ADRs may involve increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, and delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Management Risk: The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Management of the Funds

The Adviser
The Adviser, located at 13333 California Street, Suite 500, Omaha, Nebraska 68154 serves as investment adviser to the Target Fund and will serve as investment adviser for the Acquiring Fund. For both the Target Fund and the Acquiring Fund, the Adviser implements or will implement the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.

The Adviser serves as the investment adviser to the Target Fund pursuant to an advisory agreement between the Adviser and the Target Fund (the “Current Fund Advisory Agreement”). The Adviser will serve as the investment adviser to the Acquiring Fund pursuant to an investment advisory agreement between the Adviser and PMP, on behalf of the Acquiring Fund (the “Acquiring Fund Advisory Agreement”). The fees payable to the Adviser under both the Current Fund Advisory Agreement and the Acquiring Fund Advisory Agreement are identical. Under each advisory agreement, the Fund pays the Adviser fees at an annualized rate of 0.50% of the Fund’s average net assets. In addition, the Target Fund pays the Adviser an annual fee not to exceed $42,000 for providing administrative services to the Target Fund under an Administrative Services Agreement.

The services provided by the Adviser under each advisory agreement are similar. However, the Adviser’s Administrative Services Agreement will not be renewed on behalf of the Acquiring Fund. Following the Reorganization, services, such as coordinating board activities, certain compliance services and responsibility for financial and tax reporting will be performed by PMP’s services providers and Trust officers.

Expense Limitation and Fee Waivers
The Adviser has agreed to waive its management fees and/or reimburse expenses of the Acquiring Fund (excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses (“AFFE”), expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation) for a period of at least two years following the closing of the Reorganization, and indefinitely thereafter, in order to order to limit Net Annual Fund Operating Expenses to 1.05% of average daily net assets of the Fund. The operating expense limitation agreement can be terminated only by, or with the consent of, PMP’s Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Currently, the Adviser has agreed to waive its fee and/or reimburse operating expenses to the extent that total Target Fund expenses (exclusive of stamp and other taxes but including fees paid to the Adviser) exceed 1.50% of average net assets each year for the Target Fund.

A discussion of the factors the Bridges Board considered in approving the Current Fund Advisory Agreement is included in the Target Fund’s annual report to shareholders for the period ended December 31, 2021. A discussion of the factors that the PMP Board considered in approving the Acquiring Fund Advisory Agreement will be included in the Acquiring Fund’s next annual or semi-annual report to shareholders, when available.

Portfolio Managers
The portfolio managers of the Target Fund, as discussed below, will be identical for the Acquiring Fund. The portfolio managers will not serve as officers of the Acquired Fund.

•Edson L. Bridges III, CFA, President, Chief Executive Officer and Chief Investment Officer of the Target Fund and President, Chief Executive Officer and director of the Adviser, is responsible for the day-to-day operation of the Fund’s portfolio. Mr. Bridges dedicates his professional efforts towards securities research and portfolio management for the Adviser. Mr. Bridges has been employed in these areas of responsibility for all clients, including the Fund, for more than 38 years.

•Brian M. Kirkpatrick, CFA, Executive Vice President of the Target Fund and Senior Vice President and director of the Adviser, is a portfolio manager of the Fund and is capable of assuming the role of lead portfolio manager in instances where his decisions would be needed. Mr. Kirkpatrick has served as the Executive Vice President of the Fund for the past 16 years and as Vice President prior to that position for the past 22 years and has more than a 29-year career with the Bridges organization.

Fundamental Investment Limitations of the Target Fund and the Acquiring Fund
The investment limitations described below have been adopted by Bridges Investment Fund, Inc., with respect to the Target Fund, and PMP, with respect to the Acquiring Fund. The investment limitations, together with each Fund’s investment objective, are fundamental, i.e., they may not be changed without the affirmative vote of the majority of the outstanding shares of a Fund. The term “majority of outstanding shares” of a Fund means (a) 67% or more of the voting shares present at a meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less. Other investment practices which may be changed by the Bridges Board or PMP Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental.

The Target Fund and the Acquiring Fund have identical fundamental investment limitations.

Comparison of Fundamental Investment Limitations

Target Fund	Acquiring Fund
As a matter of fundamental policy, the Fund shall not:
Concentrate its investments in a particular industry or group of related industries by committing more than 25% of total assets to securities in any one industry or group of related industries.	Same.
Make investments which will cause more than 5% of the Fund’s total assets (at the time of purchase) to be invested in the securities of any one issuer, except for investments in U.S. government securities.
Same.

Target Fund	Acquiring Fund
Acquire more than 10% of the voting stock of any one issuer and 10% of any one class of the outstanding securities of any one issuer through initial or subsequent investments. For the purposes of this restriction, all kinds of securities of a company representing debt are considered as a single class irrespective of their differences, and all kinds of preferred stock of a company are considered a single class irrespective of their differences.
Same.
Make investments which will cause more than 5% of the value of its total assets (at the time of purchase) to be invested in securities of issuers which have a record of less than three years of operation.
Same.
Issue any preferred stock or other senior securities.	Same.
Invest in companies for the purpose of exercising control or management.	Same.
Invest outside of the area of securities or purchase or sell real estate, commodities or commodity contracts.	Same.
Make loans to other persons. (The acquisition of a portion of an issue of publicly distributed bonds, debentures, or other debt securities is not to be considered the making of a loan.)	Same.
Borrow money, pledge, or mortgage its assets, except as a temporary measure, in which event total borrowings shall not exceed 10% of the value of its total assets. The Fund has never exercised the option to borrow money as a temporary measure.
Same.
Purchase securities on margin or make short sales.	Same.
Engage in the underwriting of the securities of other issuers.	Same.
Purchase restricted or non-registered securities.	Same.
Purchase or sell put or call options.	Same.
Invest in securities of other investment companies, except by purchase in open market, where no commission or profit to a sponsor or dealer results from such purchase other than a customary broker’s commission, or where the acquisition is part of a plan or merger or consolidation.
Same.

Comparison of the Investment Advisory Agreements
While the management fees to be paid to the investment adviser by the Acquiring Fund are the same as those paid by the Target Fund, the terms of the two different Investment Advisory Agreements are different. The following is a general overview comparison of the two agreements. The full agreements are on file with the SEC.

General Duties. The general duties of the Adviser are the same for both Funds. The Adviser manages the assets of Funds under the supervision of the respective Boards in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectus, statement of additional information. The Adviser will adhere to the provisions and restrictions of the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Brokerage. While understood for the Target Fund, the Advisory Agreement for the Acquiring Fund explicitly states that the Adviser is responsible for (1) buying and selling securities for the Fund, (2) selecting broker-dealers, and (3) negotiating brokerage commission rates. The Agreement states that when the purchase or sale of a security are deemed to be in the best interest of the Fund as well as of other clients, the Adviser may aggregate orders of the Fund and those other clients for the purchase or sale of the security. In those cases, the Adviser should allocate the securities purchased or sold, as well as the expenses incurred in the transaction in the most equitable manner.

Representations By The Adviser. The Advisory Agreement for the Acquiring Fund requires the Adviser to make certain representations including that it will (1) use its best judgment and efforts in rendering services to the Fund; (2) maintain all licenses and registrations necessary to perform its duties; (3) conduct its operations at all times in conformance with the Investment Advisers Act of 1940, as amended, the 1940 Act, and any other applicable laws; and (4)  maintain errors and omissions insurance.

Services Not Exclusive. Both Agreements have provisions stating that the services of the Adviser to the Fund are not to be deemed to be exclusive and the Adviser is free to render similar services to others.

Adviser Expenses. Both Agreements have provisions stating that the Adviser, at its own expense, shall furnish office space to the Fund and all necessary office facilities, equipment and personnel for managing the assets of the Fund.

Under the Target Fund’s Agreement, the Adviser assumes and pay all other expenses incurred by it in connection with the managing the Fund’s assets, all expenses of registering the Fund under the 1940 Act, of maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund state laws.

Under the Acquiring Fund’s Agreement, in addition to providing the personnel and office space and equipment noted above, the Adviser is responsible for the expenses of printing and distributing extra copies of the Fund’s prospectus sales and advertising materials to prospective investors, the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; and any costs of liquidating or reorganizing the Fund.

Fund Expenses. Both Agreements provide examples of the types of expenses for which the Fund will be responsible. The Target Fund’s Agreement state that the Fund shall pay:
•the charges of any depositaries or custodians appointed by it for the safekeeping of its cash, securities and other property and of any transfer agents and registrars of the Fund;
•certain charges of legal counsel and of independent auditors;
•all expenses of bookkeeping (to the extent that such bookkeeping services are not rendered by the Adviser in connection with the management of the assets of the Fund) and of publication of notices and reports to its shareholders;
•the expenses of printing and mailing stock certificates on any issue or sale of shares by the Fund;
•all taxes and corporate fees payable to federal, state or other government agencies, and all stamp taxes.

The Acquiring Fund’s Agreement specifies the expenses for which the Fund is responsible. While similar to those outlined in the Target Fund’s Agreement, the Acquiring Fund’s Agreement indicates that the Fund shall pay:
•fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses;
•all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent;
•interest charges on any borrowings;
•costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act;
•taxes, if any;
•a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund;
•salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser;
•insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance;
•the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan;
•legal, auditing and accounting fees;
•all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees;
•fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws;
•all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Expense Limitation. Under the Target Fund’s Agreement, the Adviser agreed to limit the total Fund expenses, including the management fees, to 1.50% as a percentage of average annual net assets.

Under the Acquiring Fund’s Agreement, the Adviser may voluntarily or contractually absorb certain Fund expenses. However, the Adviser has agreed to contractually limit the Fund’s expenses, including management fees, to 1.05% as a percentage of average annual net assets (“Expense Cap”), pursuant to a separate Operating Expenses Limitation Agreement.

The Acquiring Fund’s Agreement states that the Adviser is entitled to be reimbursed for any reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation, if so requested by the Adviser, within the following 36 months if the aggregate amount actually paid by the Fund toward the operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Other Provisions. The Acquiring Fund’s Agreement has other provisions not specified in the Target Fund’s Agreement. For instance, the Acquiring Fund’s Agreement states that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. The Agreement also clarifies that the Adviser’s name and any derivatives or combinations thereof are the sole and exclusive property of the Adviser.

The Acquiring Fund’s Agreement contains liabilities and indemnification clauses that state that the Adviser will be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser. That said, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser will not be subject to liability to the Fund or any shareholder of the Fund for any losses that may be sustained by holding Fund shares.

Under the Acquiring Fund’s Agreement, the Adviser will indemnify the Fund and hold the Fund harmless against any loss, liability, claim, damage or expense experienced by the Fund arising out of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Likewise, the Fund will indemnify the Adviser and hold the Adviser harmless against any loss, liability, claim, damage or expense experienced by the Adviser arising out of the Fund’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Term. The terms of each Agreement are similar, both indicating that after the initial period (one year for the Target Fund and two years for the Acquiring Fund), the Agreement will continue so long as such continuation is approved at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Independent Trustees/Directors of the Board, cast in person at a meeting called for the purpose of voting on such approval. Both Agreements terminate automatically in the event of their assignment (as defined in Section 2(a)(4) of the 1940 Act).

Comparison of Target Fund and Acquiring Fund Shareholder Services
The Target Fund and the Acquiring Fund have the same purchase and redemption procedures, as described below, and utilize the same transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”). Shares of both Funds are purchased and redeemed at the net asset value (“NAV”) per share next determined following receipt of your order by the Fund or its authorized agent. Each Fund calculates its NAV at the close of daily trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time (3:00 p.m. Central Time), each day the NYSE is open for trading. The NAV of each Fund is obtained by dividing the value of the Fund’s net assets by the total number of shares outstanding.

The calculation of each Fund’s net assets is based on the current market value for its portfolio securities. Each Fund normally obtains market values for its securities from ICE Data Services (“ICE”) which uses reported last sales prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities for which ICE does not provide a market value, ICE provides a market value that does not represent fair value in the judgment of the Adviser, or the Adviser believes is stale will be valued at fair value under procedures adopted by the Adviser. Securities with less than 60 days to maturity are valued using the amortized cost method.
How to Purchase Shares
Shares of each Fund are purchased at the NAV per share next determined following the receipt of your order in proper form by the Transfer Agent or a financial intermediary that has made arrangements with the Fund or its distributor to authorize such intermediaries to receive purchase and redemption orders (each, a “Financial Intermediary”). Proper form means that your purchase is complete and contains all necessary information including supporting documentation (such as account applications, trust documents, beneficiary designations, proper signatures and signature guarantees where applicable, etc.) and is accompanied by sufficient funds to pay for your investment. For assistance, you may contact the Fund by phone at 1-866-934-4700 or by sending an E-mail to: Fund@bridgestrust.com. If the Transfer Agent or a Financial Intermediary receives your request in good order before the close of trading of the NYSE, generally 4:00 p.m. Eastern time, your transactions will be priced at that day’s NAV. If your purchase request is received by the Transfer Agent or a Financial Intermediary after that time, it will be priced at the next business day’s NAV. The

Target Fund and Acquiring Fund are each offered on a no-load basis, and you will not pay sales charges or Rule 12b-1 distribution fees on purchases of Target Fund or Acquiring Fund shares.

The following purchase information applies only to accounts held directly with a Fund through the Transfer Agent. Instructions on purchasing shares through a Financial Intermediary may be obtained by contacting such institutions.

	To open and maintain a Direct Account	To add to a Direct Account
	Minimum Investment: $1,000	Minimum Subsequent Investment: Regular purchases: None Automatic Investment Plan: $100
By Mail
Regular Mail:
Bridges Investment Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail
Bridges Investment Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, WI 53202-0701

Complete and sign the New Account Application, IRA Application or other available account type application with a check or other means of payment for investment. To transfer or rollover from another eligible retirement plan, use the IRA Transfer Form.

Call 1-866-934-4700 or visit the Fund’s website at www.bridgesfund.com to obtain the appropriate forms.

Current shareholders can mail your check or other means of payment with an Invest-By-Mail form detached from your statement or include the Fund name, your name, address, and account on a separate piece of paper to include with your payment.

Make your check payable to Bridges Investment Fund. All checks must be made in U.S. dollars and drawn on U.S. banks, savings and loan or credit unions.

Important note: The Fund will not accept payments in the form of cash, cash equivalent instruments, money orders, third party checks, credit card checks, traveler’s checks, starter checks, bank checks, convenience checks, checks drawn against a line of credit or any conditional order or payment.

By Telephone 1-866-934-4700 (toll-free) Shareholder Services: Monday – Friday 8:00 a.m. – 7:00 p.m. CT
Current shareholders may call Shareholder Services to open an additional account or by exchanging shares from an existing Bridges Investment Fund account into a new account with the same registration.

New shareholders may not open an account by telephone at this time.

Subsequent investments may be made by telephone after your account has been open for 7 business days, unless the telephone option is declined on the New Account Application or IRA Application.

	To open and maintain a Direct Account	To add to a Direct Account
By Wire
Wire to:
U.S. Bank, N.A.
ABA 07500 0022

Credit to:
U.S. Bancorp Fund Services, LLC
Account 112-952-137

Further credit to:
Bridges Investment Fund, Inc.
[Shareholder Account Number]
[Shareholder Name/Registration]
	Prior to making an initial investment by wire, a completed New Account Application or IRA Application must have been received by a Fund. Once an account number has been assigned, call 1-866-934-4700 to notify the Fund of your incoming wire transaction.	Call Shareholder Services at 1-866-934-4700 during business hours to notify the Fund of your incoming wire transaction.
Automatically
For new accounts, you may set up this service by providing the required information in the Automatic Investment Plan (AIP) section on the New Account Application or IRA Application. The AIP is available to existing shareholders of the Fund or new shareholders that satisfy the Fund’s minimum initial investment of $1,000, with a minimum AIP investment amount of $100.

For current shareholders, you may establish this service by calling 1-866-934-47004 to request an account options form.

A fee of $25 will be charged against your account by the Transfer Agent any time a scheduled investment is rejected by your bank.

Redemptions
If the Transfer Agent or a Financial Intermediary receives your request in proper form before the time as of which the Fund’s shares are priced, your transactions will be priced at that day’s NAV. If your request is received after that time, it will be priced at the next business day’s NAV.

The following redemption information applies only to accounts held directly with a Fund through the Transfer Agent. Instructions on redeeming shares through a Financial Intermediary may be obtained by contacting such institutions.

To Redeem or Exchange a Direct Account
By Mail
Regular Mail:
Bridges Investment Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Express, Certified or Registered Mail
Bridges Investment Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor, 615 East Michigan Street
Milwaukee, WI 53202-0701

You may redeem your shares of the Fund directly at any time by sending a letter of instruction signed by all account holders to the Fund. Shares of the Fund will be redeemed at the NAV per share next determined following the receipt of your letter of instruction in proper form by the Fund or its authorized agent. Proper form means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Additional documents are required for certain types of redemptions such as redemptions from corporations, partnerships, or from accounts with executors, trustees, administrators or guardians. For assistance, you may contact the Fund by phone at 1-866-934-4700 or by sending an E-mail to: Fund@bridgestrust.com.

By Telephone 1-866-934-4700 Shareholder Services: Monday – Friday 8:00 a.m. – 7:00 p.m. CT	You may call Shareholder Services during business hours to redeem shares. Shareholders wishing to redeem from their IRA account will be asked whether or not to withhold taxes from any distribution.

Dividends and Distributions
The Acquiring Fund will have the same dividend and distribution policy as the Target Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Target Fund will continue to have net investment income and net capital gain distributions reinvested in the Acquiring Fund following the Reorganization.

Fiscal Year
The Target Fund currently operates on a fiscal year ending December 31. The Acquiring Fund will have the same fiscal year ending December 31.

Comparison of Shareholder Rights
The following is a comparison of certain material provisions of the governing instruments and governing laws of the Funds, but is not a complete description. Further information about the Target Fund’s governance structure is contained in its SAI and its governing documents, which are on file with the SEC. Further information about the Acquiring Fund’s governance structure is contained in its SAI and its governing documents, which are on file with the SEC.

Organization and Governing Law. The Target Fund is a Nebraska corporation governed by Articles of Incorporation and Bylaws as amended, restated, or supplemented from time to time. The Acquiring Fund is a series of the PMP Trust, which is a Massachusetts business trust governed by a Declaration of Trust and By-Laws as amended, restated, or supplemented from time to time. Each Fund and its business and affairs are managed under the supervision of its Board.

Shares. When issued and paid for in accordance with the prospectuses, shares of both Funds have no preemptive or subscription rights. Each share of a Fund represents an equal interest in such Fund. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board. Such distributions may be in cash or in additional Fund shares or in a combination thereof. In any liquidation of a Fund, each shareholder is entitled to receive his, her or its pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Shareholder Meetings. The Funds are not required to hold annual shareholder meetings under their respective state laws (i.e., Nebraska or Massachusetts law) or their governing instruments. The governing instruments of each Fund generally provide that a meeting of shareholders may be called at any time by the respective Board. The governing instruments of the PMP Trust provide that meetings of the shareholders may be called by the Trustees for the purpose of taking action upon any matter deemed by the Trustees to be necessary or desirable. The governing instruments of the Target Fund provide that special meetings of the shareholders may be called by the Board or by the president or a vice president as long as the purpose is designated in the notice to shareholders.

Submission of Shareholder Proposals. Neither the Target Fund nor the PMP Trust have provisions in their respective governing instruments guiding how shareholders present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

Quorum. The governing instruments of the PMP Trust provide that a quorum will exist if shareholders of 40% of the shares entitled to vote are present at the meeting in person or by proxy, except when a larger quorum is required by applicable law. The governing instruments of the Target Fund provide that a quorum will exist if shareholders holding a majority of the shares entitled to vote are present at the meeting in person or by proxy.

Vote Required. The governing documents of the PMP Trust provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees. The governing instruments of the Target Fund state that a majority of the votes cast at a meeting of shareholders at which a quorum is present is sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute, the governing instruments.

Number of Votes. The governing instruments of each Fund provide that each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold. The governing instruments of the PMP Trust do not provide for cumulative voting. The governing instruments of the Target Fund allow that at all elections of the directors of the Fund, each shareholder is entitled to as many votes as shall equal the number of his, her or its shares of stock multiplied by the number of directors to be elected (referred to as “cumulative voting”). Shareholders may cast all of the votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he, she or it may see fit.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law. For matters on which shareholders of a Fund do not have a right to vote, the Board of the Fund may nonetheless determine to submit the matter to shareholders for approval.

Election and Removal of Trustees/Board of Directors. The Trustees of the PMP Trust, by majority vote, may elect to remove Trustees. Shareholders of the PMP Trust may elect Trustees at any meeting of the shareholders called by the Trustees for that purpose. Shareholders of the Target Fund may elect a Board of Directors and may transact such other business as may be properly brought before the meeting. In the election of Target Fund directors, Target Fund shareholders are entitled to cumulative voting referenced above in “Number of Votes.” The governing instruments of the PMP Trust do not provide for cumulative voting when electing Trustees.

Amendment of Governing Instruments. The Declaration of the PMP Trust may be amended by the Trustees in writing and signed by a majority. The By-Laws of the PMP Trust may be amended by a majority of shareholders and the Trustees may amend the By-Laws subject to this right. The Target Fund may amend the Articles of Incorporation in accordance with the Nebraska Business Corporation Act and the Board may amend the By-Laws.

Mergers and Reorganizations. The Trustees of the PMP Trust may cause the Trust or its series to be merged with or without shareholder approval. The PMP Trust requires a vote of a “1940 Act majority” of shareholders for a merger, except for affiliated fund mergers that comply with Rule 17a-8(a)(3) under the 1940 Act. A “1940 Act majority” is the lesser of (i) 67% of the shares of a Fund that are present at the meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the meeting, or (ii) more than 50% of the shares of a Fund outstanding on the record date. There is no similar provision in the Target Fund’s governing instruments.

Liquidation of a Fund. The Trustees of the PMP Trust may liquidate a Fund by written notice to the shareholders of such Fund. There is no similar provision in the Target Fund’s governing instruments.

Indemnification. The governing documents generally provide for the indemnification of the PMP Trust’s Trustees and officers against all liabilities and expenses incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person. Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.

The governing documents of the Target Fund provide that the Fund shall indemnify current and former directors and officers and other employees and agents, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Such rights of indemnification are not exclusive of any other rights to which the directors or officers may be entitled.

Derivative Actions. The governing instruments of the PMP Trust state that shareholders have power to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of PMP or the shareholders. There is no similar provision in the Target Fund’s governing instruments.

BOARD CONSIDERATIONS OF THE REORGANIZATION

The Bridges Board, including the directors who are not “interested persons” of Bridges Investment Fund, Inc., for purposes of the 1940 Act (the “Independent Directors”), unanimously approved the Agreement at a meeting of the Bridges Board held on September 26, 2022.

In approving the Reorganization, the Bridges Board determined that the proposed Reorganization would be in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund’s shareholders would not be diluted as a result of effecting the Reorganization. Before reaching this conclusion, the Bridges Board engaged in a thorough review process relating to the proposed Reorganization. The Bridges Board carefully considered information provided by the Adviser as well as information provided by representatives of PMP regarding the Reorganization and in response to multiple requests for information from the Bridges Board regarding PMP and its operations and the multiple series trust platform. The Bridges Board reviewed and considered the operations of PMP including, without limitation, the compliance and governance oversight of the Acquiring Fund and the Adviser to be provided by PMP following the Reorganization. The Bridges Board reviewed and discussed the Reorganization including presentation materials from PMP and the Adviser during both regular and special meetings of the Bridges Board between May 17, 2022 through September 26, 2022. In addition, the Independent Directors met separately with a representative of PMP to discuss the Reorganization with independent legal counsel present, but with no representatives of the Adviser or management of the

Target Fund present on June 3, 2022. The Independent Directors also meet in additional executive sessions with independent legal counsel present, but with no representatives of the Adviser or management of the Target Fund from May 17, 2022 through September 26, 2022. The Adviser and PMP represented to the Bridges Board that the Reorganization offers several potential benefits to the Target Fund described below. Finally, PMP and the Adviser assured the Bridges Board that the Reorganization would not result in any changes to the Target Fund’s investment objectives, limitations or strategies, or in the Target Fund’s portfolio managers or any material changes to the interests of the Target Fund shareholders.

The Bridges Board also considered maintaining the Target Fund as a standalone Nebraska corporation. The Bridges Board noted that (1) shareholders not wishing to continue their investment in the Acquiring Fund could redeem or exchange their shares of the Target Fund at any time prior to the closing of the Reorganization and (2) the Reorganization would allow shareholders of the Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with the same investment objectives, investment limitations and strategies, investment adviser and portfolio managers.

In reaching its decision to approve the Agreement, the Bridges Board considered all factors it believed to be relevant, including the factors below, and made the following conclusions. In its deliberations, the Bridges Board did not identify any single factor as determinative. The factors set forth below are in no particular order of importance.

•The Bridges Board considered the Adviser’s belief that the Target Fund will benefit from a multiple series trust platform. The Adviser asserted that benefits of the multiple series trust platform include: (a) the potential for economies of scale and lower expenses over time due to the larger asset size and potential for asset growth of the multiple series trust platform and the ability for fixed costs to be allocated across a larger asset base; (b) greater access to professionals and other resources of the platform including resources to navigate increasing industry complexity and regulatory changes; and (c) the opportunity for the Adviser and its management team to focus on investment-related services.

•The Acquiring Fund will be served by the PMP Board. The Bridges Board has conducted due diligence and background searches on PMP and its trustees and executive officers and has also reviewed information provided to it by PMP and its representatives regarding the governance structure of PMP and the qualifications, background and experience of the members of PMP Board and PMP’s officers. The Bridges Board determined PMP, including its trustees, executive officers and the governance structure of PMP, are qualified and will provide substantial expertise, experience and efficiencies to the Target Fund and its shareholders.

•Based on information provided by the Adviser and representatives of PMP, the Adviser believes that the fees and expenses of the multiple series trust platform are expected to be lower than those currently in effect, and that the new platform may result in administrative and cost efficiencies over time due to the potential for asset growth across all series of PMP and the ability to share fixed fees across a larger number of funds and assets. The Bridges Board also considered information regarding the manner in which fees and expenses are allocated among the series of the multiple series trust platform.
•The Bridges Board reviewed the terms of the Agreement and determined that material terms of the Agreement were fair and in the best interests of the Target Fund and its shareholders, noting that the Reorganization would be submitted to the Target Fund’s shareholders for approval.

•The Adviser will bear all costs of the Reorganization and therefore the shareholders of the Target Fund will not bear the costs of the proposed Reorganization.

•The Bridges Board considered that U.S. Bancorp Fund Services, LLC has served as sub-administrator, transfer agent and fund accountant to the Target Fund for several years and will continue to serve in those roles for the Acquiring Fund (except that it will serve as primary administrator, rather than sub-administrator) and U.S. Bank, N.A. provides custody services to the Target Fund and will provide custody services to the Acquiring Fund. The Bridges Board considered that the Reorganization would result in continuity of the key service providers for the Target Fund and further considered that it has found the services provided by such service providers satisfactory.
•The Adviser will continue to provide advisory services to the Acquiring Fund. The investment objectives are identical and the policies and restrictions of the Acquiring Fund are identical to those of the Target Fund, and the Acquiring Fund will be managed by the same portfolio managers and in accordance with the same investment strategies and techniques utilized in managing the Target Fund immediately prior to the Reorganization.
•There are no material differences in shareholder rights between the Articles of Incorporation and Bylaws of Bridges Investment Fund, Inc. and the Declaration of Trust and By-Laws of PMP (except for the absence of cumulative voting rights after the Reorganization).

•The expectation that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization.

•Bridges Investment Fund, Inc. will receive an opinion of legal counsel that the Reorganization is not a taxable event for shareholders, and that such opinion is a condition to the closing of the Reorganization, which condition cannot be waived by any party.

•That shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization.

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the material terms of the Agreement and the Reorganization. This summary is qualified in its entirety by reference to the Agreement itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

The Reorganization

•The Reorganization is scheduled to occur on or about December 30, 2022 (the “Closing Date”). The Target Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Target Fund’s stated liabilities, as contemplated under the Agreement. The Target Fund then will be liquidated and terminated.

•Shareholders of the Target Fund will receive shares of the Acquiring Fund as a result of the Reorganization. There are no material differences in shareholder rights between the Articles of Incorporation and Bylaws of Bridges Investment Fund, Inc. and the Declaration of Trust and By-laws of PMP.

•Shareholders of the Target Fund will receive shares of the Acquiring Fund that are equal in aggregate value to the shares of the Target Fund that those shareholders held immediately prior to the effective time of the Reorganization. Therefore, on the Closing Date, the Target Fund shareholder will hold shares of the Acquiring Fund in amounts equal to the aggregate value of the shares of the Target Fund that the shareholder held immediately prior to the Reorganization.

•No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee by the Fund will be charged with respect to the shares issued in the Reorganization.

•The Adviser acts as the investment adviser to the Target Fund and the Acquiring Fund. The portfolio management team for the Acquiring Fund will be the same as the portfolio management team for the Target Fund. The Target Fund and the Acquiring Fund have identical investment objectives, and substantially similar principal investment strategies and principal risks.

•Based upon an opinion of counsel, the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by the Target Fund or the Acquiring Fund. The Reorganization will not take place unless both Funds involved in the Reorganization receive a tax opinion from Sullivan & Worcester LLP (see Section 5.6 of the Agreement).

Agreement and Plan of Reorganization
The shareholders of the Target Fund are being asked to approve the Agreement for their Fund substantially in the form attached as Exhibit A. The description of the Agreement contained herein includes certain material provisions of the Agreement.

Determination of Net Asset Value. If the Reorganization is approved, the Acquiring Fund will issue to the Target Fund the number of the Acquiring Fund’s shares, including fractional shares, with an aggregate value equal to the aggregate value of the Target Fund’s shares. The aggregate value of the Acquiring Fund’s shares to be so credited to the Target Fund’s shareholders shall be equal to the aggregate value of the Target Fund’s shares owned by the Target Fund’s shareholders on the Closing Date.

Conditions to Closing the Reorganization. The obligation of the Fund to consummate the Reorganization is subject to the satisfaction or waiver of certain conditions, including the Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Section 5 of the Agreement). The obligations of the Acquiring Fund and the Target Fund are subject to the approval of the Agreement by the necessary vote of the outstanding shares of the Target Fund with respect to the

Reorganization. The Fund’s obligations are also subject to the receipt of a favorable opinion of Sullivan & Worcester LLP as to the United States federal income tax consequences of the Reorganization (see Section 5.6 of the Agreement).

Termination of the Agreement. The Bridges Board or PMP Board may terminate the Agreement (even if the shareholders of the Target Fund have already approved it) at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Plan not in the best interests of the Acquiring Fund or the Target Fund, respectively.

OTHER SERVICE PROVIDERS

Below is information on the service providers who will continue to provide substantially similar services to the Acquiring Fund as they currently provide to the Target Fund. Except with respect to the legal counsel, each service provider to the Acquiring Fund will be the same as the service provider to the Target Fund. A vote in favor of a proposed Reorganization will, in effect, constitute an approval by shareholders of the service providers as governed by written service agreements and other agreements entered into between PMP, on behalf of the Acquiring Fund, and the service providers set forth below.

Fund Administration Servicing Agreement
U.S. Bancorp Fund Services, LLC (“Fund Services”), 615 East Michigan Street, Milwaukee, WI 53202, serves as sub-administrator to the Target Fund and will serve as the administrator to the Acquiring Fund.

Transfer Agent, Custodian and Fund Accountant
Fund Services acts as the Target Fund’s and the Acquiring Fund’s transfer agent and dividend disbursing agent. Fund Services also serves as fund accountant for the Target Fund and will serve as fund accountant for the Acquiring Fund.

Custody services for the Target Fund and the Acquiring Fund are provided by U.S. Bank, N.A., Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. As custodian, U.S. Bank, N.A. controls all securities and cash for the Target Fund and the Acquiring Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Target Fund and the Acquiring Fund. Fund Services and U.S. Bank, N.A. are affiliates.

Distributor
Quasar Distributors, LLC (the “Distributor”), 111 E. Kilbourn Ave., Ste. 2200, Milwaukee, Wisconsin 53202, serves as the Target Fund’s Distributor in connection with the continuous offering of the Fund’s shares on a no-load basis pursuant to a Distribution Agreement. The Distributor is registered with the Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The Distributor will serve in the same role for the Acquiring Fund, and is an affiliate of Fund Services and U.S. Bank, N.A.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm to the Target Fund and Acquiring Fund. Cohen will audit and report on the Target Funds’ and Acquiring Funds’ annual financial statements and review certain regulatory reports and the Funds’ federal income tax returns.

Legal Counsel to the Funds
Baird Holm LLP, 1700 Farnam Street, Suite 1500, Omaha, NE 68102, serves as legal counsel to the Target Fund and Husch Blackwell LLP, 13330 California Street, Suite 200, Omaha, Nebraska 68154 as independent legal counsel to the Bridges Board. Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019, serves as legal counsel to the Acquiring Fund and PMP, and also serves as independent legal counsel to the PMP Board.
EXPENSES OF THE REORGANIZATION

The Adviser will incur all costs of the Reorganization. The fees and expenses related to the Reorganization include, but are not limited to, legal fees, auditor fees, proxy printing and mailing costs, and proxy solicitation costs. The total costs of the Reorganization are estimated to be $153,000.

CERTAIN INFORMATION ABOUT THE TRUSTEES AND OFFICERS

Following the completion of the Reorganization, the operations of the Acquiring Fund will be overseen by the PMP Board. The business of PMP is managed under the direction of the PMP Board in accordance with its governing documents, which have been filed with the SEC. The PMP Board currently consists of five Trustees, all of whom are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees” or “Independent Directors”). Additional information about each of the current Trustees and officers of PMP may be found in Exhibit B to this Proxy Statement. The Bridges Board consists of eight Directors, six of whom are Independent Directors.

Pursuant to the governing documents of PMP, the Trustees shall elect officers including a president, treasurer, secretary and such other officers as the PMP Board may from time to time elect. The Trustees also retain the power to conduct, operate and carry on the business of PMP. The Bridges Board possesses similar powers to elect officers and conduct, operate and carry on the business of Bridges Investment Fund, Inc. The Trustees and officers of PMP, when acting in such capacities, shall not be subject to any personal liability except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Bridges Investment Fund, Inc. offers the same limitation of liability to its directors, officers, employees and agents.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequence of the Reorganization by either participating Fund (except to the extent that any assets transferred in the reorganization consist of contracts described in Section 1256 of the Code or stock in a passive foreign investment company as defined in Section 1297(a) of the Code), nor will a gain or loss will be recognized by the shareholders of the Target Fund as a result of the Acquiring Fund’s distribution of its shares to Target Fund shareholders solely in exchange for their shares. In addition, a shareholder’s tax basis for shares held in the Target Fund will carry over to the shares of the Acquiring Fund received in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the Acquiring Fund shares received in the Reorganization. As a condition to the consummation of the Reorganization, Bridges Investment Fund, Inc., PMP, the Target Fund and the Acquiring Fund will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by Bridges Investment Fund, Inc. and PMP and certifications received from Bridges Investment Fund, Inc. and PMP on behalf of the Target Fund and the Acquiring Fund. Counsel rendering the opinion will not independently investigate or verify the validity of such representation and warranties, and its opinion may be jeopardized if any of these representations or warranties are incorrect in any material respect.

The forgoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

CAPITALIZATION

The following tables set forth as of the twelve months ended on September 30, 2022: (i) the capitalization of the Target Fund, and (ii) the pro forma combined capitalization of the Acquiring Fund assuming the Reorganization had been completed as of such date. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date, potentially materially different, as a result of daily share purchase and redemption activity in the Target Fund and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$179,532,978	$71.96	2,494,823
Adjustment	$0	$0	0
Pro Forma Acquiring Fund	$179,532,978	$71.96	2,494,823

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the Record Date, the Acquiring Fund had not commenced operations and did not have any shareholders.

As of the Record Date, Bridges Trust Company (“Bridges Trust”), located at P.O. Box 542021, Omaha, NE 68154, under its nominee names of VALLEE & CO., MARIL & CO., and MITRA & CO, was the only person or entity which was the record owner of 5% or more of the Target Fund’s outstanding shares, and owned 1,439,898.786 shares, or 58.04%, representing 269 beneficial owner accounts at Bridges Trust. To the knowledge of the Target Fund, none of the beneficial owner accounts at Bridges Trust represent 5% or more of the Target Fund’s outstanding shares.

Bridges Trust is managed by personnel of the Adviser, including by Target Fund Portfolio Manager, Edson L. Bridges III, who is both an officer and director of Bridges Trust. Bridges Trust holds shares of the Target Fund for its customers and does not own any shares of the Target Fund as principal. Target Fund shares held by Bridges Trust as custodian or agent are voted and controlled by the Bridges Trust customer and as such will be voted by the Bridges Trust customer. Bridges Trust acts as trustee or co-trustee for certain accounts and may vote Target Fund shares in that capacity. Bridges Trust’s practice is to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such practice is administratively feasible and legally possible. When Bridges Trust does vote Target Fund shares, an authorized person who is not an employee of Bridges Trust, the Adviser, or the Target Fund, may vote proxies for customers where an independent point of view and the avoidance of a conflict of interest are important considerations.

As of the Record Date, the officers and directors of the Target Fund, as a group, owned 4.29% of the Target Fund’s outstanding shares.

ADDITIONAL INFORMATION

VOTING SECURITIES AND VOTING INFORMATION

General Information
At the close of business on the Record Date, the Target Fund had 2,480,788.460 shares of beneficial interest issued and outstanding. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Quorum
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of beneficial interest of the Target Fund entitled to vote is necessary to constitute a quorum for the Target Fund at the Meeting.

Required Vote
Shareholders of the Target Fund will vote on its Reorganization. An affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Target Fund or (ii) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, is required to approve the Proposal.

Voting Rights
Abstentions will be treated as present for purposes of determining a quorum. Although abstentions are counted as shares that are present at the Meeting for purposes of determining a quorum, they will be treated as shares voted against the Proposals. As the only proposals on the agenda are non-routine items, there will not be any broker non-votes.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained by the Target Fund, then the persons named as proxies may propose one or more adjournments of the Meeting, without further notice to the shareholders of the Target Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, Bridges Investment Fund, Inc. may transact any business which might have been transacted at the original Meeting.

A shareholder of the Target Fund who objects to the proposed Reorganization will not be entitled under either Nebraska law or the Articles of Incorporation of Bridges Investment Fund, Inc. to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value. Shares of the Target Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Bridges Board is not aware of any other matters to come before the Meeting.

Effect of Abstentions and Broker “Non-Votes”
Abstentions do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present.

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matter. Because the proposal is considered non-routine and is the only Proposal expected to be voted on at the Meeting, the Target Fund does not expect to receive any broker non-votes in connection with this solicitation. Accordingly, the Target Fund expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposal.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

a.delivering written notice of the proxy’s revocation to the President or Secretary of Bridges Investment Fund, Inc. at the above address prior to the Meeting;
b.submitting a properly executed proxy bearing a later date, but dated prior to the Meeting;
c.submitting a subsequent telephone vote; or
d.attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.
SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. The Adviser is paying for all of the costs of this proposed Reorganization. Employees of the Adviser may make solicitations to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so. Bridges Investment Fund, Inc., or our appointed agent, will count proxies that are properly authorized by telephone or electronically transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

HOUSEHOLDING

In an effort to decrease costs, the Target Fund intends to reduce the number of duplicate proxy statements you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household unless the Target Fund has received contrary instructions from one or more of the shareholders of the shared address. If you would like a separate copy of this proxy statement, please call toll-free at 1-866-934-4700 or write to the Target Fund (Bridges Investment Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Once the Target Fund receives notice to stop householding, we will begin sending individual copies to you promptly after receiving your request. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request delivery of a single copy of documents in the future, please call the toll-free number or write to the address above.

OTHER BUSINESS

The Bridges Board knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Target Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Target Fund and its shareholders.

Bridges Investment Fund, Inc. and PMP do not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Directors of Bridges Investment Fund, Inc. or Trustees of PMP unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by the shareholders, at which time the Directors/Trustees then in office will call a shareholders’ meeting for the election of Directors/Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of PMP at c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202-0701. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of [_______], 2022, among PROFESSIONALLY MANAGED PORTFOLIOS, a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Trust”), on behalf of its series identified under the heading “Acquiring Fund” on Schedule A attached hereto (“Schedule A”) (the “Acquiring Fund”), and BRIDGES INVESTMENT FUND, INC., a Nebraska corporation, with its principal place of business at 13333 California St., Ste. 500, Omaha, Nebraska 68154 (“Target Fund”), and solely with respect to paragraph 6, Bridges Investment Management, Inc. (the “Adviser”). The Trust and Target Fund are sometimes referred to herein as a “Party” and collectively, as the “Parties,” and the Acquiring Fund and Target Fund are sometimes referred to herein, collectively, as a “Fund.” Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Party shall be the agreements, covenants, representations, warranties, actions, and obligations of solely of such Party and with respect to the Trust, of the Trust and the Acquiring Fund, (2) all rights and benefits created hereunder in favor of the Acquiring Fund shall inure to and be enforceable by the Trust on the Acquiring Fund’s behalf, and (3) in no event shall any other series of either Party or the assets thereof be held liable with respect to the breach or other default by either Party or either obligated Fund of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Investment Company wishes to effect a reorganization as described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Target Fund’s changing its identity by converting to a series of the Trust by (1) transferring all of its assets to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing the Target Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities, (2) the Target Fund distributing those shares pro rata to the Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Target Fund and the Acquiring Fund being referred to herein as the “Reorganization”).
The Trust’s board of trustees and the Target Fund’s board of directors (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Party, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, subject to shareholder approval by the Target Fund, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Target Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
The Target Fund currently offers one class of unnamed shares (“Target Fund Shares”). The Acquiring Fund will have one class of unnamed shares (“Acquiring Fund Shares”). The rights, powers, privileges, and obligations of the Acquiring Fund Shares will be identical in all material respects to those of the Target Fund Shares.
In consideration of the mutual promises contained herein, the Parties agree as follows:
    1.    PLAN OF REORGANIZATION AND TERMINATION
1.1.    Subject to the requisite approval of the Target Fund’s shareholders and the terms and conditions set forth herein, the Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Acquiring Fund. In exchange therefor, the Acquiring Fund shall:
(a)    issue and deliver to the Target Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares equal to the number of full and fractional Target Fund Shares then outstanding; and
(b)    assume all of the Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 2.1).
1.2    The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Target Fund’s books at that time; and the Target Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the Trust.

1.3    The Liabilities shall consist of all of the Target Fund’s liabilities, debts, obligations, and duties of every kind and nature existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6.
1.4    At or before the Closing, the Acquiring Fund shall redeem the Initial Shares (as defined in paragraph 5.7) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute all the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent opening accounts on the Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Target Fund Shares that Shareholder holds at the Effective Time (i.e., the account for each Shareholder that holds Target Fund Shares shall be credited with the number of full and fractional Acquiring Fund Shares due that Shareholder). The aggregate net asset value (“NAV”) of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Target Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Target Fund’s shareholder records. The Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.5    Any transfer taxes payable on the issuance and transfer of the Acquiring Fund Shares in a name other than that of the registered holder on the Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
1.6    Any reporting responsibility of the Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.
1.7    After the Effective Time, the Target Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Target Fund shall be terminated.
1.8    All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s independent registered public accounting firm upon reasonable request of the other Fund. The Trust and the Target Fund each agree to use all commercially reasonable efforts to resolve prior to the Effective Time (defined below in paragraph 2.1) any material pricing differences for prices of portfolio securities of the Target Fund to be transferred to the Acquiring Fund that result from the use of the valuation procedures of the Acquiring Fund as compared to the valuation procedures of the Target Fund.
    2.    CLOSING AND EFFECTIVE TIME
2.1    Unless the Parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after December 30, 2022 (“Effective Time”). The Closing shall be held at the Trust’s offices or at such other place as to which the Parties agree.
2.2    The Target Fund shall cause the custodian of its assets (“Old Custodian”) (a) to make the Target Fund’s portfolio securities available to the Trust (or to its custodian (“New Custodian”), if the Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the Acquiring Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Target Fund’s assets are deposited, in the case of the Target Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Target Fund shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Target Fund, the Old Custodian has delivered all of the Target Fund’s Assets to the New Custodian for Acquiring Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the Trust that such information, as reflected on Acquiring Fund’s books immediately after the Effective Time, conforms to that information as so certified by the Old Custodian.
2.3    The Target Fund shall deliver, or shall direct its transfer agent to deliver, to the Trust at the Closing an authorized officer’s certificate stating that its records contain the Shareholders’ names and addresses together with the number of full and fractional outstanding Target Fund Shares each such Shareholder owns, at the Effective Time, certified by the Target Fund’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Target Fund, that the Acquiring Fund Shares to be credited to the Target Fund at the Effective Time have been credited to the Target Fund’s account on those records.
2.4    At the Closing, each Party shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Party or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
2.5    At or prior to the Closing, the Trust shall deliver to the Target Fund an Officer’s Certificate (the “Trust Officer’s Certificate”) representing that (a) neither the Trust nor any member of the Board of Trustees of the Trust or any executive officer of the Trust is currently the subject of, and has not been the subject of during the preceding five years, any investigation, enforcement action, inquiry or other legal or administrative proceeding initiated or conducted by the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any federal or state regulatory, civil or criminal agency (“Other Agency”) and (b) in connection with any examination or audit of the Trust by the Commission, FINRA or any Other Agency during the preceding five years, the Trust has not been cited for any material issues, concerns or deficiencies.

    3.    REPRESENTATIONS AND WARRANTIES
3.1    The Target Fund represents and warrants to the Trust, on the Acquiring Fund’s behalf, as follows:
(a)    The Target Fund (1) is a corporation operating under its Articles of Incorporation and Bylaws, duly created, validly existing, and in good standing under the laws of the state of Nebraska (“Nebraska”), and its Articles of Incorporation, as amended from time to time (collectively, the “Target Fund Articles”) are on file with the Secretary of the State of Nebraska, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)    The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Target Fund’s Board; and this Agreement constitutes a valid and legally binding obligation of the Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(c)    At the Effective Time, the Target Fund will have good and marketable title to the Assets for the Target Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the Trust, on the Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);
(d)    The Target Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Nebraska law, the Target Fund Articles or the Target Fund’s Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Target Fund, on the Target Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any material obligation, or the imposition of any material penalty, under any Undertaking, judgment, or decree to which the Target Fund is a party or by which it is bound;
(e)    At or before the Effective Time, either (1) all material contracts and other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or Acquiring Fund’s assumption of any liabilities of the Target Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights the Target Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(f)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund involving the Target Fund or any of its properties or assets attributable or allocable to the Target Fund, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business; and the Target Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Target Fund’s business or the Target Fund’s ability to consummate the transactions contemplated hereby;

(g)    The Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2021, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and the Target Fund’s unaudited financial statements at and for the six months ended June 30, 2022 (copies of which the Target Fund has furnished to the Trust), present fairly, in all material respects, the Target Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;
(h)    Since June 30, 2022, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Target Fund Share due to declines in market values of securities the Target Fund holds, the discharge of the Target Fund liabilities, or the redemption of the Target Fund Shares by its shareholders shall not constitute a material adverse change;
(i)    All federal income and other material tax returns, dividend reporting forms, and other material tax-related reports (collectively, “Returns”) of the Target Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Target Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;
(j)    The Target Fund is a separate corporation and complies with the special provisions of the Code pertaining to RICs (defined below); the Target Fund does not have more than one “fund” (as defined in section 851(g)(2)); for each taxable year of its operation ending prior to the Closing Date, the Target Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been eligible to and has computed its federal income tax under section 852; the Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; in respect of the taxable year beginning most recently prior to the Closing Date, the Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure would cause the Target Fund to fail to qualify as a RIC under the Code if its taxable year were to have ended as of the Closing date;
(k)    All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Target Fund and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons of record and in the amounts set forth on the Target Fund’s shareholder records, as provided in paragraph 2.3; and the Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Target Fund Shares, nor are there outstanding any securities convertible into any the Target Fund Shares;
(l)    The Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(m)    The Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(n)    The Target Fund’s current prospectus and statement of additional information, to the best of the Target Fund’s knowledge, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(o)    The information to be furnished by the Target Fund for use in no-action letters, applications for orders, the Proxy Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Target Fund shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);
(p)    The Target Fund Articles permit the Target Fund to vary its shareholders’ investment; the Target Fund does not have a fixed pool of assets; and the Target Fund is a managed portfolio of securities, and the Target Fund’s investment adviser has the authority to buy and sell securities for it;
(q)    To the actual knowledge of the Target Fund’s directors and officers, the Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the Trust; and
(r)    The Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
3.2    The Trust, on behalf of itself and where applicable, on the Acquiring Fund’s behalf, represents and warrants to the Target Fund, as follows:
(a)    The Trust (1) is a Business Trust that is duly created, validly existing, and in good standing under the laws of Massachusetts, and its Certificate of Trust or Amended and Restated Declaration of Trust, dated February 17, 1987 as amended by Written Instrument dated February 16, 2022 (“Trust Declaration”) is on file with the Secretary of State of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.
(b)    At the Effective Time, the Acquiring Fund will be a duly established and designated series of the Trust; the Acquiring Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the Acquiring Fund will be a shell series of the Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Target Fund’s business;
(c)    The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)    Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) any other securities issued by the Acquiring Fund, except the Initial Shares;
(e)    No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)    Neither the Trust nor the Acquiring Fund is currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Massachusetts law, the Trust Declaration or the Trust’s Bylaws, or any Undertaking to which the Trust, for itself or on the Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust or the Trust on Acquiring Fund’s behalf, is a party or by which it is bound;
(g)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust or any of its properties or assets attributable or allocable to the Acquiring Fund, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business; and the Trust, for itself and on the Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;
(h)    The Acquiring Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service (the “Service”) or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Target Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;
(i)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by the Trust;
(j)    There is no plan or intention for Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(k)    Immediately after the Effective Time, the Acquiring Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(l)    The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, the Proxy Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Proxy Statement (other than written information provided by the Target Fund for inclusion therein) will, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(m)    The Trust Declaration permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets; and the series thereof (including the Acquiring Fund after it commences operations) is (or will be) a managed portfolio of securities, and the Acquiring Fund’s investment adviser will have the authority to buy and sell securities for the Acquiring Fund.
3.3    Each Party for itself and with respect to the Trust, on the Acquiring Fund’s behalf, represents and warrants to the other Party, as follows:

(a)    No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the Target Fund’s filing with the Commission of a Proxy Statement on Schedule 14A (“Proxy Statement”), in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rule and regulations thereunder, in connection with the meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
(b)    The fair market value of the Acquiring Fund Shares each Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;
(c)    The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(d)    The fair market value of the Assets will be equal to or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;
(e)    None of the compensation received by any Shareholder who or that is an employee of or service provider to the Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(f)    No expenses incurred by the Target Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the Acquiring Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Target Fund or any of its Shareholders with the intention that it be used to pay any expenses (including Reorganization Expenses) thereof; and
(g)    Immediately following consummation of the Reorganization, (1) the Shareholders will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Target Fund Shares immediately before the Reorganization and (2) the Acquiring Fund will hold the same assets and be subject to the same liabilities that the Target Fund owed or was subject to Acquiring before the Reorganization. None of the Reorganization Expenses incurred in connection with the Reorganization shall be paid by the Fund’s assets and shall be borne by the Adviser pursuant to paragraph 6.

    4.    COVENANTS
4.1    The Target Fund covenants to call a meeting of the Target Fund’s shareholders to consider and act on this Agreement and to take all commercially reasonable action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).
4.2    The Target Fund covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of the Target Fund Shares, subject to confidentiality agreements between the parties.
4.3    The Target Fund covenants that it will turn over its books and records pertaining to the Target Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing, upon full payment of Reorganization Expenses.
4.4    Each Party covenants to cooperate with the other in preparing the Proxy Statement in compliance with applicable federal and state securities laws.
4.5    Each Party covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Party deems necessary or desirable in order to vest in, and confirm to, (a) the Trust, on the Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
4.6    The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Acquiring Fund’s operations after the Effective Time.
4.7    Subject to this Agreement, each Party covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
    5.    CONDITIONS PRECEDENT
Each Party’s obligations hereunder shall be subject to (a) performance by the other Party of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Party contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:
5.1    All representations, covenants, and warranties of the Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request;
5.2    All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Target Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request;

5.3    The Trust shall have delivered to the Target Fund a duly executed Trust Officer’s Certificate;

5.4    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Target Fund’s shareholders at the Shareholders Meeting;
5.5    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Parties to carry out the transactions contemplated hereby. The Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading. To the Party’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Party deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
5.6    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Party’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
5.7    The Parties shall have received an opinion of Sullivan & Worcester LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.4(b). The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:
(a)    The Acquiring Fund’s acquisition of the Assets in exchange solely for the Acquiring Fund Shares and its assumption of the Liabilities, followed by the Target Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1), and each of the Target Fund and the Acquiring Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b)    The Target Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Fund Shares;
(c)    The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
(d)    The Acquiring Fund’s basis in each Asset will be the same as the Target Fund’s basis therein immediately before the Effective Time of the Reorganization, and the Acquiring Fund’s holding period for each Asset will include the Target Fund’s holding period therefor;
(e)    A Shareholder will recognize no gain or loss on the exchange of all its Target Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization;
(f)    A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and
(g)    For purposes of section 381, the Acquiring Fund will be treated just as the Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s taxable year before the Reorganization will be included in the Acquiring Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.
Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.8    Before the Closing, the Trust’s Board shall have authorized the issuance of, and the Trust shall have issued, one Acquiring Fund Share (“Initial Shares”) to the Adviser or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that the Board determines), to vote on the investment management contract, administrative services plan, and other agreements and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder;
5.9    The Trust, on the Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Adviser or its affiliate as the Acquiring Fund’s sole shareholder;
5.10    Prior to the Closing, the Adviser or an affiliate shall have arranged for insurance in favor of the Target Fund Board for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing upon such terms as may be reasonably acceptable to the Target Fund Board; and
5.11    At any time before the Closing, either Party may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4, 5.5, and 5.7) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.
    6.    EXPENSES
Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Adviser shall bear the total Reorganization Expenses, whether or not the Reorganization is consummated. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Target Fund’s prospectus supplements and the Proxy Statement, printing and distributing Acquiring Fund’s prospectus and the Target Fund’s proxy materials, and obtaining approvals of the transaction by the Trust’s Board and Target Fund’s Board, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), and (7) legal expenses relating to preparing, reviewing, or responding to due diligence requests and requests for information but excluding brokerage expenses. The Adviser will pay all costs in connection with the termination of the Target Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Target Fund must submit for reimbursement to the Adviser any invoices related to Reorganization Expenses within 90 days of the Closing.

    7.    ENTIRE AGREEMENT; NO SURVIVAL
Neither Party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.
    8.    TERMINATION
This Agreement may be terminated at any time at or before the Closing:
8.1    By either Party (a) in the event of the other Party’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, (d) if the Closing has not occurred on or before December 31, 2023, or such other date as to which the Parties agree; or (e) the Board of Directors/Trustees of either Party determines that the consummation of the transaction is no longer in the best interest of its Fund’s shareholders, or
8.2    By the mutual agreement of the Parties.
In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Party (nor its trustees, directors, officers, or shareholders) shall have any liability to the other Party.
    9.    AMENDMENTS
The Parties may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Target Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the Parties with respect to paragraph 6 without their express agreement thereto.

    10.    SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
    11.    MISCELLANEOUS
    11.1    This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.2    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on the Acquiring Fund’s behalf, or the Target Fund, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
11.3    Notice is hereby given that this instrument is executed and delivered on behalf of the trustees of the Trust and the directors of the Target Fund solely in their capacities as trustees or directors, respectively, and not individually, and that each Party’s obligations under this instrument are not binding on or enforceable against any of its trustees, directors, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Party, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Party or to those trustees, officers, or shareholders.
11.4    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Party and delivered to the other Party. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.
Signature Pages Following

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of the Acquiring Fund listed on Schedule A
By: /s/
Jason F. Hadler
President
BRIDGES INVESTMENT FUND, INC., as shown on Schedule A
By: /s/
Edson L. Bridges III
President

Solely for purposes of paragraph 6,
BRIDGES INVESTMENT MANAGEMENT, INC.
By: /s/
Nicholas A. Wilwerding
President

SCHEDULE A

Target Fund	To be Reorganized into	Acquiring Fund Professionally Managed Portfolios
Bridges Investment Fund, Inc.	è	Bridges Investment Fund

Exhibit B

MANAGEMENT OF THE ACQUIRING FUND

Board of Trustees

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust
Kathleen T. Barr (born 1955) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since November 2018.	Retired; Chair of the Governing Council, Independent Directors Council (since 2020); formerly, President, owner of a registered investment adviser, Productive Capital Management, Inc. (2010 to 2013); formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) ; formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (registered investment companies).	1	Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee for the William Blair Funds (2013 to present) (20 series).
Eric W. Falkeis (born 1973) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee Chairperson	Indefinite Term; Since September 2011. Indefinite Term; Since August 2019.	Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC (1997 to 2013).	1	Independent Director, Muzinich BDC, Inc. (2019 to present); Interested Trustee, Tidal ETF Trust (2018 to Present) (22 series); Former Interested Trustee, Direxion Funds (22 series), Direxion Shares ETF Trust (112 series) and Direxion Insurance Trust (2013 to 2018).

Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Steven J. Paggioli (born 1950) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since May 1991.	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	1	Independent Director, Muzinich BDC, Inc. ( 2019 to present); Independent Trustee, AMG Funds (1993 to present) (42 series); Advisory Board Member, Sustainable Growth Advisers, LP.
Ashi S. Parikh (born 1966) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since June 2020	Investment professional; formerly, Chief Executive and Chief Investment Officer and various other positions, RidgeWorth Investments, LLC(global investment management firm) (2006 to 2017); formerly, Chief Investment Officer Institutional Growth Equities, Eagle Asset Management (financial advisor); formerly Sr. Managing Director, Growth Equities, Banc One Investment Advisors (financial adviser).	1	Board of Directors Member, Investment Working Group, The Ohio State University Endowments and Foundation (2016 to present); Board of Directors, World Methodist Council, Investment Committee (2018 to present).Independent Trustee, PNC Funds (2018 to 2019) (32 series); Interested Trustee, RidgeWorth Funds (2014 to 2017) (35 series);
Cynthia M. Fornelli (born 1960) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term: Since January 2022	Independent Director of TriplePoint Venture Growth BDC Corp. (2019 to present); Retired: formerly, Executive Director of the Center for Audit Quality (2007-2019); formerly, Senior Vice President of Regulatory Conflicts Management at Bank of America (2005-2007); formerly, Deputy Director, Division of Investment Management with the U.S. Securities and Exchange Commission (1998-2005).	1	Independent Director, TriplePoint Private Venture Credit, Inc. (2020-present)
Officers of the Trust
Jason F. Hadler (born 1975) c/o U.S. Bank Global Fund Services 615 East Michigan St. Milwaukee, WI 53202	President & Principal Executive Officer	Indefinite Term: Since September 2021.	Senior Vice President and Head of Fund Services Fund Administration Department, U.S. Bank Global Fund Services since December 2003.	Not Applicable.	Not Applicable.

Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Carl G. Gee, Esq. (born 1990) c/o U.S. Bank Global Fund Services 615 East Michigan St. Milwaukee, WI 53202	Secretary & Vice President	Indefinite Term: Since February 2021.	Assistant Vice President and Counsel, U.S. Bank Global Fund Services since August 2016; Summer Associate, Husch Blackwell LLP (2015); Law Clerk, Brady Corporation (global printing systems, labels and safety products company) (2014-2015).	Not Applicable.	Not Applicable.
Craig Benton (born 1985) c/o U.S. Bank Global Fund Services 615 East Michigan St. Milwaukee, WI 53202	Treasurer & Vice President	Indefinite Term: Since December 2021.	Assistant Vice President, U.S. Bank Global Fund Services since November 2007.	Not Applicable.	Not Applicable.
Melissa Breitzman (born 1983) c/o U.S. Bank Global Fund Services 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term: Since August 2016.	Assistant Vice President, U.S. Bank Global Fund Services LLC since June 2005.	Not Applicable.	Not Applicable.
Kyle J. Buscemi (born 1996) c/o U.S.Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since June 2022	Mutual Funds Administrator, U.S. Bank Global Fund Services since June 2018; Business Administration Student, 2014-2018.	Not Applicable.	Not Applicable.
Donna Barrette (born 1966) c/o U.S. Bank Global Fund Services 615 East Michigan St. Milwaukee, WI 53202	Vice President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bank Global Fund Services since August 2004.	Not Applicable.	Not Applicable.
(1)All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes.

FORM OF PROXY CARD

PO Box 542021 Omaha, NE 68154	SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D91809-S54213	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

After careful consideration, the Fund’s Board of Directors unanimously recommends that shareholders vote “FOR” the proposal.

This Proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted “FOR” the following proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
	For	Against	Abstain
1. To approve the proposed Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all of the assets of the Bridges Investment Fund, Inc. (the “Target Fund”), a Nebraska corporation, by Bridges Investment Fund (the “Acquiring Fund”), a newly organized series of Professionally Managed Portfolios, a Massachusetts business trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund (together (a) and (b) are referred to “Reorganization”).
	○	○	○

2. Transact such other business, if any, as may properly come before the Meeting.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting and Proxy Statement is available at https://www.proxyvote.com

D91810-S54213

BRIDGES INVESTMENT FUND, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 7, 2022

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Nancy K. Dodge and Brian M. Kirkpatrick, CFA proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the "Meeting") of Bridges Investment fund, Inc. (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held on December 7, 2022 at 11:00 a.m. Central Time, or at any adjournments or postponements thereof, upon the Proposal described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is being solicited on behalf of the Board of Directors of Bridges Investment Fund, Inc. (the “Fund”), and may be revoked prior to its exercise by filing with the Secretary of the Fund an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending and voting at the Meeting.